UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2020

GAMING AND LEISURE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-36124	46-2116489
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification Number)

845 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of principal executive offices)

610-401-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	GLPI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Notes Offering

On June 17, 2020, the operating partnership of Gaming and Leisure Properties, Inc., a Pennsylvania corporation (the “Company”), GLP Capital, L.P., a Pennsylvania limited partnership (the “Operating Partnership”), and GLP Financing II, Inc., a Delaware corporation and wholly owned subsidiary of the Operating Partnership (together with the Operating Partnership, the “Issuers”), as issuers, and the Company, as guarantor, entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Fifth Third Securities, Inc. and BofA Securities, Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Issuers agreed to issue and sell to the Underwriters $500.0 million aggregate principal amount of the Issuers’ 4.000% Senior Notes due 2031 (the “Notes”). The Notes will be fully and unconditionally guaranteed on an unsecured basis by the Company.

The offering of the Notes is expected to close on or about June 25, 2020, subject to customary closing conditions, with net proceeds to the Issuers expected to be approximately $488.8 million, after deducting underwriting discounts and commissions and estimated expenses. The Issuers intend to use a portion of the net proceeds to reduce borrowings under the revolving credit facility of the Operating Partnership, and any remaining net proceeds for working capital and general corporate purposes, including the payment of fees and expenses associated with a contemplated amendment to the credit facility of the Operating Partnership.

The Underwriting Agreement contains customary representations, warranties and covenants by the Issuers and the Company. It also provides for customary indemnification by each of the Issuers and the Company for losses or damages arising out of, or in connection, with the sale of the Notes.

The offering and sale of the Notes were made pursuant to a preliminary prospectus supplement, free writing prospectus and final prospectus supplement under the Issuers’ and the Company’s effective registration statement on Form S-3 (File Nos. 333-233213, 333-233213-01 and 333-233213-02), each of which has been filed with the Securities and Exchange Commission (the “SEC”).

The foregoing is a summary description of certain terms of the Underwriting Agreement and is qualified in its entirety by the text of the Underwriting Agreement attached as Exhibit 1.1 to this Current Report on Form 8-K (the “Report”) and incorporated herein by reference.

This Report does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of the Company or the Issuers, including, without limitation, the Notes proposed to be offered and sold pursuant to the preliminary prospectus supplement, free writing prospectus, final prospectus supplement and registration statement described above.

Forward-Looking Statements

This Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, but not limited to, statements regarding the expected closing of the offering of the Notes, the Issuers’ intended use of proceeds therefrom and the contemplated amendment to the credit facility of the Operating Partnership. Forward-looking statements can be identified by the use of forward-looking terminology such as “expects,” “believes,” “estimates,” “intends,” “may,” “will,” “should” or “anticipates” or the negative or other variation of these or similar words, or by discussions of future events, strategies or risks and uncertainties. Such forward looking statements are inherently subject to risks, uncertainties and assumptions about the Company and its subsidiaries, including risks related to the following: the effect of pandemics such as the COVID-19 pandemic on the Company and its subsidiaries as a result of the impact of such pandemics on the business operations of the Company’s tenants and their continued ability to pay rent in a timely manner or at all; the Company’s ability to successfully consummate any pending transactions, including receipt of required regulatory approvals, or other delays or impediments to completing such transactions; the availability of and the ability to identify suitable and attractive acquisition and development opportunities and the ability to acquire and lease those properties on favorable terms; the ability to receive, or delays in obtaining, the regulatory approvals required to own and/or operate its properties, or other delays or impediments to completing acquisitions or projects; the Company’s ability to maintain its status as a real estate investment trust (“REIT”; our ability to access capital through debt and equity markets in amounts and at rates and costs acceptable to the Company; the impact of our substantial indebtedness on our future operations; changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs or to the gaming or lodging industries; and other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and in its other filings with the SEC.

In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Report may not occur as presented or at all. The Company undertakes no obligation to publicly update or revise any forward-looking statements contained or incorporated by reference herein, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated June 17, 2020, among GLP Capital, L.P. and GLP Financing II, Inc., as issuers, Gaming and Leisure Properties, Inc., as guarantor, and J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Fifth Third Securities, Inc. and BofA Securities, Inc., as representatives of the several underwriters named therein

5.1	Opinion of Ballard Spahr LLP

5.2	Opinion of Goodwin Procter LLP

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

23.2	Consent of Goodwin Procter LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 22, 2020	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ Steven T. Snyder
	Name:	Steven T. Snyder
	Title:	Senior Vice President and Chief Financial Officer